VANGUARD®

VARIABLE ANNUITY

Issued by

MONUMENTAL LIFE INSURANCE COMPANY

Supplement dated October 25, 2010

to the

Prospectus dated May 1, 2010

The optional Annual Step-Up Death Benefit is no longer available for sale as of the close of business October 29, 2010. Refer to the prospectus for more information on the remaining available death benefits to determine whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Vanguard® Variable Annuity dated May 1, 2010